SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  July 5, 1996

                       BALCOR EQUITY PENSION INVESTORS-I
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                2-85270
- --------------------------------        --------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3240345
- --------------------------------        --------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- --------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Oxford Square Apartments

In August 1986, the Partnership funded a $12,000,000 first mortgage loan collateralized by the Oxford Square Apartments, Casselberry, Florida (formerly known as Casselberry Apartments). In December 1986, the Partnership accepted a deed in lieu of foreclosure and took title to the property.

On July 5, 1996, the Partnership contracted to sell the property for a sale price of $10,500,000 to an unaffiliated party, TGM Realty Corp. #5, a Delaware corporation. The purchaser has deposited $300,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on August 1, 1996. From the proceeds of the sale, the Partnership will pay $210,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of $105,000. The Partnership will receive the remaining proceeds of approximately $10,185,000, less closing costs. Of such proceeds, an amount not to exceed $250,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner have simultaneously contracted to sell 3 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Oxford Square Apartments, Casselberry, Florida.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR EQUITY PENSION INVESTORS - I

                         By:  Balcor Equity Partners-I, an Illinois
                              general partnership, its general
                              partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  July 19, 1996
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